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Exhibit 13.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Bona Film Group Limited (the "Company") on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dong Yu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2012

By:	/s/ Dong Yu
Name:	Dong Yu
Title:	Chief Executive Officer

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  Exhibit 13.1
Certification by the Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002